UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 11, 2010
DUNCAN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33266	20-5639997
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) As previously disclosed in the Information Statement on Schedule 14C filed with the Securities and Exchange Commission on January 19, 2010 (the “Information Statement”), on December 10, 2009, the board of directors (the “Board”) of the general partner of Duncan Energy Partners L.P. (the “Partnership”) unanimously approved the 2010 Duncan Energy Partners L.P. Long-Term Incentive Plan (the “Incentive Plan”), subject to unitholder approval. On December 30, 2009, a unitholder holding a majority of the Partnership’s outstanding common units approved the Incentive Plan by written consent in lieu of a special meeting of unitholders. Such unitholder consent became effective on February 11, 2010 (upon the expiration of a waiting period of 20 calendar days after January 22, 2010, the date on which the Information Statement was first sent or given to the other unitholders of the Partnership).
     The Incentive Plan provides for awards of options to purchase common units, restricted common units, common unit appreciation rights, phantom units and distribution equivalent rights to employees, directors or consultants providing services for or on behalf of the Partnership or its general partner. The Incentive Plan will be administered by the Audit, Conflicts and Governance Committee (the “Committee”) of the Board. Up to 500,000 of the Partnership’s common units may be granted as awards under the Incentive Plan, with such amount subject to adjustment as provided for under the terms of the Incentive Plan if there is a change in the common units, such as a unit split or other reorganization. The common units authorized to be granted under the Incentive Plan have been registered pursuant to a registration statement on Form S-8 filed February 11, 2010.
     The terms and types of awards and participants will be determined by the Committee at its discretion in accordance with the Incentive Plan. Except as required by applicable law or the rules of the New York Stock Exchange, the Incentive Plan may be amended or terminated at any time by the Board or the Committee. The Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in awards under the Incentive Plan in specified circumstances. The Incentive Plan is effective until the earlier of February 11, 2020 or such time at which all available units under the Incentive Plan have been issued to the participants or the time of termination of the Incentive Plan by the Board or the Committee.
     Because awards under the Incentive Plan are granted at the discretion of the Committee, future benefits under the Incentive Plan are currently not determinable. No previous grants under the Incentive Plan have been authorized or approved.
     The summary of the Incentive Plan in this report does not purport to be complete and is qualified in its entirety by reference to the previously reported information regarding the Incentive Plan and the form thereof contained in the Information Statement.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	2010 Duncan Energy Partners L.P. Long-Term Incentive Plan (incorporated by reference to Exhibit 4.2 to the Form S-8 Registration Statement filed February 11, 2010)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P.
	By:	DEP Holdings, LLC,
its General Partner

Date: February 11, 2010	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of DEP Holdings, LLC

Exhibit Index

Exhibit
Number	Description
10.1	2010 Duncan Energy Partners L.P. Long-Term Incentive Plan (incorporated by reference to Exhibit 4.2 to the Form S-8 Registration Statement filed February 11, 2010)

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